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                                  Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated September 16, 1994, included in SL Industries, Inc.'s Form 10-K for the year ended July 31, 1994, and to all references to our Firm included in this Registration Statement.




                                     /Arthur Andersen LLP               /
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Philadelphia, PA
October 20, 1995